UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
                         Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 14a-12

                            NTN COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /       Fee paid previously with preliminary materials:
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/ /       Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

                            NTN COMMUNICATIONS, INC.
                               5966 La Place Court
                           Carlsbad, California 92008

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be held April 23, 2004

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of NTN Communications, Inc. (the "Company") will be held at the Company's corporate headquarters located at 5966 La Place Court, Carlsbad, California 92008, at 10:00 a.m. local time, on April 23, 2004, for the following purposes, as more fully described in the attached Proxy Statement:

  1. To elect three directors to hold office until the 2007 annual meeting of stockholders and until their respective successors are duly elected and qualified;

  2. To vote upon a proposal to adopt the NTN Communications, Inc. 2004 Performance Incentive Plan;

  3. To  ratify  the   appointment  of  KPMG  LLP  as  our  independent
     accountants for the fiscal year ending December 31, 2004; and

  4. To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

     The Board of Directors fixed the close of business on March 8, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.


     You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign, and return the enclosed proxy in the accompanying envelope. In addition to voting by mail, you may vote by telephone or via the Internet. You may vote via the Internet at www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number to obtain your records and to create an electronic voting instruction form. If you own your shares of Common Stock directly, rather than through a broker, bank or nominee, you may vote by telephone by calling (800) 776-9437 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be prompted to enter your control number and then follow the simple instructions the Vote Voice provides you. You do not need to return your proxy by mail if you have voted by telephone or via the Internet.


     The prompt return of your proxy will help to save expenses incurred in further communication. Your proxy can be revoked as described in the Proxy Statement and will not affect your right to vote in person should you decide to attend the Annual Meeting.

                                   Sincerely,
                                   James B. Frakes
                                   Chief Financial Officer
                                   and Secretary

Carlsbad, California
April 2, 2004

                            NTN COMMUNICATIONS, INC.
                               5966 La Place Court
                           Carlsbad, California 92008

                                 PROXY STATEMENT

                    Annual Meeting to be held April 23, 2004

                             SOLICITATION AND VOTING

General

     The enclosed proxy is being solicited on behalf of the Board of Directors of NTN Communications, Inc. ("NTN") for use at the annual meeting of stockholders to be held at NTN's corporate headquarters located at 5966 La Place Court, Carlsbad, California 92008, at 10:00 a.m. local time, on April 23, 2004, and at any adjournment or postponement thereof (the "Annual Meeting"), for purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. We are first mailing this Proxy Statement, together with the accompanying proxy solicitation materials, to stockholders, and posting on our corporate website at www.ntn.com, on or about April 2, 2004.

Voting Securities; Record Date

     We have one class of voting stock outstanding, designated common stock, $.005 par value ("Common Stock"). Each share of our Common Stock is entitled to one vote for each director to be elected and for each other matter to be voted on at the Annual Meeting. Only holders of record of Common Stock at the close of business on March 8, 2004 are entitled to notice of and to vote at the Annual Meeting. There were 52,611,430 shares of Common Stock outstanding as of the record date. The presence, in person or by proxy, at the Annual Meeting, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes and for the purpose of determining the outcome of any matter submitted to the stockholders for a vote. However, abstentions do not constitute a vote "for" or "against" any matter and will be disregarded in the calculation of the plurality. The inspectors of election appointed for the Annual Meeting will tabulate all votes including separate tabulation of the affirmative and negative votes, abstentions and broker non-votes.

     The proxy holders will vote all shares of Common Stock represented by a properly completed proxy received in time for the Annual Meeting as directed in the proxy. If no direction is given in the proxy, it will be voted "FOR" Proposal 1, the election as directors of the nominees named in this Proxy Statement, "FOR" Proposal 2, approval of the NTN Communications, Inc. 2004 Performance Incentive Plan and "FOR" Proposal 3, ratification of the appointment of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2004. Broker non-votes will not affect the outcome of Proposals 1, 2 and 3. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment.

Revocability of Proxies

     You may revoke a proxy at any time before it has been exercised by giving written notice of revocation to our Secretary, by executing and delivering to the Secretary a proxy dated as of a later date than the accompanying proxy, or by attending the Annual Meeting and voting in person. If, however, your shares of record are held by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from that record holder a proxy issued in your name. Attendance at the Annual Meeting, by itself, will not serve to revoke a proxy.

Solicitation

     We will bear the cost of soliciting proxies. This Proxy Statement and the accompanying proxy solicitation materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians and other nominees to beneficial owners of shares of Common Stock. We may reimburse such parties for their reasonable expenses in forwarding solicitation materials to beneficial owners. Our directors, officers or regular employees may follow up the mailing to stockholders by telephone, telegram or personal solicitations, but no special or additional compensation will be paid to those directors, officers or employees for doing so.

Stockholder Proposals for 2005 Annual Meeting

     Stockholder proposals intended to be included in our proxy materials for the 2005 annual meeting of stockholders must be received by December 29, 2004. Such proposals should be addressed to our Secretary.

     With respect to any stockholder proposals to be presented at the 2005 annual meeting which are not included in the 2005 proxy materials, such proposal shall be considered untimely, unless the proponent notifies us of such proposal by not later than February 16, 2005. Any proposal must comply with the federal securities laws.

Selection of Director Nominees

     The Board as a whole will consider candidates for Board membership suggested by other Board members, as well as by management and stockholders. As a stockholder, you may recommend any qualified person for consideration as a nominee for director by writing to the Board of Directors, c/o NTN
Communications, Inc., 5966 La Place Court, Carlsbad, California 92008. Recommendations must be received by February 16, 2005 to be considered for the 2005 annual meeting of stockholders, and must comply with the requirements in our bylaws. Recommendations must include the name and address of the stockholder making the recommendation, a representation that the stockholder is a holder of record of Common Stock, biographical information about the individual recommended and any other information the stockholder believes would be helpful to the Board of Directors in evaluating the individual recommended. The procedures for considering candidates recommended by a stockholder for Board membership will be no different than the procedures for candidates recommended by members of the Board or by management.

Corporate Governance

     We are committed to integrity, reliability and transparency in our disclosures to the public. We have enhanced our corporate governance practices to ensure that our business is operated in the best interests of our stockholders and in full compliance with our legal obligations including the new corporate governance listing standards of the American Stock Exchange and recently adopted regulations of the Securities and Exchange Commission (the "SEC"). In particular, we have:

   o determined  that  seven  out of the nine  members  of our  Board of
     Directors  meet  the  independence   requirements  of  the  American  Stock
     Exchange;

   o adopted a policy regarding director attendance at annual meetings of stockholders;

   o adopted a policy regarding stockholder communications with the Board of Directors;

   o determined that all of the members of the Audit Committee of the Board of Directors meet the independence requirements of the American Stock Exchange and SEC rules;

   o determined that all of the members of the Audit Committee of the Board of Directors are financially literate and that Robert M. Bennett is the "audit committee financial expert" within the meaning of the American Stock Exchange and SEC rules;

   o instituted   procedures  for  receiving,   retaining  and  treating
     complaints from any source regarding accounting, internal accounting controls and auditing matters, and procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

   o adopted pre-approval policies and procedures for audit and non-audit services; and

   o adopted a Code of Values, which applies to all officers, directors and employees; and adopted a Code of Ethics for Chief Executive and Senior Financial Officers, which applies to certain senior officers, as defined therein.

     We intend to post the committee charters, the Code of Values, Code of Ethics for Senior Financial Officers and other corporate governance materials in the Corporate Governance section of our website at www.ntn.com, or you may receive copies without charge by writing to us at: NTN Communications, Inc., 5966 La Place Court, Carlsbad, California 92008, Attention: Investor Relations.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees for Election for Term Expiring in 2007

     Our bylaws provide that the Board of Directors is to consist of not less than five nor more than thirteen directors, with the exact number of directors within such range to be specified by the Board. The Board of Directors currently consists of nine members.

     Our bylaws provide that the Board of Directors is to be classified into three classes, as nearly equal in number as possible, with each class having a three year term. Vacancies on the Board of Directors (including vacancies created by an increase in the authorized number of directors) may be filled by the Board of Directors. A director appointed by the Board of Directors to fill a vacancy would serve for the remainder of the full term of the directors of the class in which the vacancy occurs and until his or her successor is elected and qualified.

     Three directors are subject to election at the Annual Meeting. The Board of Directors has selected the following nominees for election as directors of the class of directors to be elected at the Annual Meeting. If elected, the following nominees will hold office until the annual meeting of stockholders in 2007 and until their respective successors are duly elected and qualified.

     Robert M. Bennett, 74, has been a Director since August 1996 and his current term expires in 2004. Since 1989, Mr. Bennett has been chairman of the board of Bennett Productions, Inc., a production company with experience in virtually all areas of production including syndicated extreme sports and specialty programming, music videos, commercial productions, home video, corporate communications and feature films. Mr. Bennett was president of Metromedia Broadcasting from 1982 until 1986. His career in broadcasting began at KTTV, Metromedia's broadcast division. In 1972, Mr. Bennett joined Boston Broadcasters, Inc. (BBI), serving as president and director from 1979 until 1982. In 1991, he acquired full ownership from his partners of Trans Atlantic Entertainment, Inc., owner of film and video libraries. Mr. Bennett was named to The Broadcasting and Cable Hall of Fame on November 7, 1994. Mr. Bennett serves as President of the Muscular Dystrophy Association and as director on the board of the American Film Institute.

     Robert B. Clasen, 59, has been a Director since November 2001 and his current term expires in 2004. Currently he is President of Sales and Marketing for Starz Encore Media Group the largest provider of premium movie services in the United States providing thirteen channels of movies to multichannel television homes. He was appointed to this position in July 2003. For most of the past ten years, Mr. Clasen has been President and CEO of Clasen Associates, an advisor to a broad range of technology and service companies who operate in the broadband, wireless and satellite sectors. In this capacity he often has served as an interim executive. In January 2002, he was appointed Acting Chairman and Chief Executive Officer of Inetcam, Inc., a privately held international streaming media management software company, where he served for five months. From September, 2002 through July, 2003, Mr. Clasen served as Interim Chief Strategy Officer and director for Path 1 Network Technologies
(PNWK), a publicly traded provider of broadcast quality video over packet-based networks and he remains on the Board. During this period he also served as
Chairman for Broadband Innovations and Lightwave Solutions, two San Diego companies providing components to the cable television industry. From 1999 until June 2001, Mr. Clasen served as Chairman and Chief Executive Officer of ICTV, an interactive/internet television provider. From June 2001 until December, 2001, Mr. Clasen remained as Chairman of the board at ICTV and, continued to serve as a director for ICTV until July 2003. During 1997, Mr. Clasen served as President and Chief Executive Officer of ComStream Corporation, an international provider of digital transmission solutions for voice, data, imaging, audio and video applications during the sale of the Company. Prior to 1997, Mr. Clasen held positions as President of each of Comcast International Holdings, the international division of Comcast Cable Communications, and Comcast Cable Communications, one of the country's five largest cable television companies.

     Esther L. Rodriguez, 62, has been a Director since September 1997 and her current term expires in 2004. She served in various executive capacities since joining General Instrument (now Motorola's Broadband Communications Division) from 1987 until her retirement in November 1996. As vice president of worldwide business development for General Instrument, Ms. Rodriguez was instrumental in developing the first nationwide home satellite pay-per-view business in the United States. She was also general manager and chief operating officer of General Instrument's Satellite Video Center, a General Instrument-Cable Data partnership, and was a founding member of the Partnership Council. After leaving General Instrument, she founded and continues to serve as chief executive officer of Rodriguez Consulting Group, a business development consulting firm. Ms. Rodriguez has over 30 years of experience in the development and management of consumer and commercial multi-national businesses, as well as entertainment and educational networks and systems.

The following biographical information is furnished with respect to our other current directors:

Directors Whose Term Expires in 2005

     Barry Bergsman, 64, has been a Director since August 1998 and his current term expires in 2005. He is president of Baron Enterprises, Inc., a privately owned consulting company established in 1965. As president of Intertel Communications, Inc., from 1985 to 1998, Mr. Bergsman pioneered the use of the telephone and interactive technology for promotion, entertainment and information. Prior to 1985, Mr. Bergsman was engaged in television production and syndication and was an executive with CBS. He currently serves as a director and member of the management team of Photogenesis, Inc., a private medical device and biotechnology company.


     Neal Fondren, 44, was appointed as a Director in May 2003 upon consummation of the investment in NTN by Media General. His current term expires in 2005. Mr. Fondren has served as Vice President of Media General and President of Media General's Interactive Media Division since January 2001. Prior to joining Media General, Mr. Fondren was a 20-year veteran of E.W. Scripps Co., where he was vice president of new media from 1997 to 2000. Before that, he held a succession of executive-level positions in Scripps' cable television division from 1982 to 1997.

     Stanley B. Kinsey, 50, has served as Chairman and Chief Executive Officer of NTN since October 1998. Mr. Kinsey was appointed as a Director in November 1997 and his current term expires in 2005. From 1980 to 1985, Mr. Kinsey was a senior executive with the Walt Disney Company. In 1985, Mr. Kinsey left his position as senior vice president of operations and new technologies for The Walt Disney Studio to co-found IWERKS Entertainment, a high-technology entertainment company. Mr. Kinsey was chairman and chief executive officer at IWERKS from inception until 1995 when he resigned to spend more time with his family.

Directors Whose Term Expires in 2006

     Gary H. Arlen, 59, was appointed as a Director in August 1999 and his current term expires in 2006. Since 1980, he has been president of Arlen Communications, Inc., a research and consulting firm specializing in interactive information, transactions, telecommunications and entertainment. Arlen Communications provides research and analytical services to domestic and international organizations in entertainment, media, telecommunications and Internet industries. Mr. Arlen was a founder and board member of several interactive media trade associations. He is a member of the Academy of Digital TV Pioneers and the Cable TV Pioneers.

     Vincent A. Carrino, 48, was appointed as a Director in September 1999 and his current term expires in 2006. Mr. Carrino is founder and president of Brookhaven Capital Management, LLC, a private investment firm focusing on technology companies, established by him in 1985. He also currently serves as executive vice president and director of investments for Fidelity National Financial, a title insurance and real estate services company. Prior to establishing Brookhaven Capital Management, LLC, Mr. Carrino was an analyst with Alliance Capital Management and was an investment banker with CitiBank in New York.

     Michael Fleming, 52, was appointed a Director in November 2001 and his current term expires in 2006. Since May 2002, he has also served as Chairman of the Board of our Buzztime Entertainment, Inc. subsidiary. Mr. Fleming is currently chairman and Chief Executive Officer of the Fleming Media Group, advising a broad range of content and technology companies on interactive television, broadband, wireless and other convergent technology opportunities. He is the founder and recent past-President of Game Show Network, a satellite delivered television programming service dedicated to the world of games and game play. Mr. Fleming has held senior executive positions at Playboy Entertainment Group, ESPN, Turner Broadcasting and Warner Amex Satellite Entertainment Company. He was inducted into the Cable Pioneers in 1999.

Meetings and Committees

     Our business affairs are managed by and under the direction of the Board of Directors. During the fiscal year ended December 31, 2003, the Board of Directors met on seven occasions. During 2003, each director attended at least 75% of the meetings of the Board of Directors and of each Committee of the Board of Directors on which he or she served.

Audit Committee

     We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The role of the Audit Committee of the Board of Directors is to assist the Board in its oversight of our financial reporting process. The primary functions of the Audit Committee are to periodically review our accounting and financial reporting and control policies and procedures, to recommend to the Board of Directors the firm of certified public accountants to be retained as our independent auditors, and to review our policies and procedures relating to business conduct and conflicts of interest. The Audit Committee is currently comprised of three non-employee directors: Mr. Bennett, Mr. Fondren and Ms. Rodriquez. Mr. Bergsman served on the Audit Committee until March 2004 when he resigned upon determination that he does not meet the requirements for independence under the Sarbanes-Oxley Act of 2002. Upon Mr. Bergsman's resignation, Mr. Fondren was appointed to serve on the Audit Committee. Mr. Bennett, Mr. Fondren and Ms. Rodriguez are independent under the rules of the American Stock Exchange and the Sarbanes-Oxley Act of 2002. The Audit Committee met on five occasions in 2003.

Compensation Committee

     The primary functions of the Compensation Committee, which consists of non-employee directors, are to review and advise the Board of Directors on salaries, bonuses and awards of stock options to our employees and other compensation matters. The Compensation Committee consists of two non-employee directors: Mr. Arlen and Mr. Bergsman. The Compensation Committee met on six occasions in 2003.

Director Compensation

     During 2003, directors were entitled to receive cash compensation of $2,400 per month for their services as directors. Further, directors who serve on either the audit or compensation committees or the board of directors of Buzztime Entertainment, Inc. were entitled to receive an additional $3,000 annually for each such service. In 2003, Messrs. Bennett and Carrino have elected to receive shares of Common Stock in lieu of a portion of the cash component of director compensation. Directors are also eligible for the grant of options to purchase Common Stock from time to time for services in their capacity as directors.

     Upon the date of commencement of a director's term of service, we grant to each director options to purchase 20,000 shares of our Common Stock. These options are priced at the closing market price of the Common Stock on the date of grant. As of the date of grant, 10,000 options are fully vested and exercisable; thereafter, the remaining 10,000 options vest and become exercisable in equal installments each month immediately subsequent to the date of grant and up to the date of the next annual meeting of shareholders. Further, after the initial year of a director's term of service, options to purchase an additional 20,000 shares of Common Stock shall be granted each year on the date of our annual meeting of shareholders during the remainder of the term of service. The additional options shall be priced at the closing market price of the Common Stock on the date of grant and shall vest and become exercisable as to 1/12 of the shares each month following the date of grant, subject to the director's continuing service. A director who is re-elected for an additional term of service will be granted options to purchase 20,000 shares of Common Stock, priced at the closing market price of the Common Stock on the date of our annual meeting of shareholders, subject to monthly vesting and continued service. Finally, all options granted to directors as compensation for service on the Board of Directors shall expire on the earlier of ten years from the date of grant or two years from the date the director ceases to serve on the Board of Directors. The options provide for immediate vesting in full upon the occurrence of a change of control event.

Nominating Committee

     The Board, comprised of seven out of nine independent directors who are independent as defined by the standards of the American Stock Exchange, acts as a whole in considering candidates for Board membership suggested by Board members, as well as by management and stockholders. We believe that our nominating process and practices do not require separate committee action given the size and independent majority composition of our Board. All director nominees have been approved by a majority of the independent directors.

Required Vote

     Nominees receiving the highest number of affirmative votes cast at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. Proxies may not be voted for a greater number of persons than the number of nominees named herein.

     The nominees have indicated a willingness to serve as directors. If any of them should decline or be unable to act as a director, however, the proxy holders will vote for the election of another person as the Board of Directors recommends.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED. PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED IF NO DIRECTION IS GIVEN IN THE PROXIES.

                                   PROPOSAL 2

                    APPROVAL OF THE NTN COMMUNICATIONS, INC.
                         2004 PERFORMANCE INCENTIVE PLAN

     At the Annual Meeting, stockholders will be asked to approve the NTN Communications, Inc. 2004 Performance Incentive Plan (the "2004 Plan") and to authorize up to 5,000,000 shares for grant awards under the 2004 Plan, which was adopted, subject to stockholder approval, by the Board of Directors on February 25, 2004.

     We believe that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of NTN, and that incentive compensation plans like the proposed 2004 Plan are an important attraction, retention and motivation tool for participants in the plan.

     We currently maintain the NTN Communications, Inc. 1995 Employee Stock Option Plan (the "1995 Plan"). As of February 29, 2004, a total of 9,173,033 shares of Common Stock were then subject to outstanding awards granted under the 1995 Plan, and an additional 566,552 shares of Common Stock were then available for new award grants under the 1995 Plan.

     The Board of Directors approved the 2004 Plan based, in part, on a belief that the number of our shares currently available under the 1995 Plan does not give us sufficient authority and flexibility to adequately provide for future incentives. If stockholders approve the 2004 Plan, we will grant no new awards under the 1995 Plan after the Annual Meeting. In that case, the number of shares of Common Stock that remain available for award grants under the 1995 Plan immediately prior to the Annual Meeting will become available for award grants under the 2004 Plan. An additional 5,000,000 shares of Common Stock will also be made available for award grants under the 2004 Plan, so that if stockholders approve the 2004 Plan, a total of 5,566,552 shares will initially be available for award grants under that plan. In addition, if stockholders approve the 2004 Plan, any shares of Common Stock subject to stock option grants under the 1995 Plan that expire, are cancelled or otherwise terminate after the Annual Meeting will also be available for award grant purposes under the 2004 Plan.

     We will continue to have the authority to grant awards under the 1995 Plan if stockholders do not approve the 2004 Plan. If stockholders approve the 2004 Plan, the termination of our grant authority under the 1995 Plan will not affect awards then outstanding under that plan.

     Summary Description of the 2004 Performance Incentive Plan

     The principal terms of the 2004 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2004 Plan, which appears as Exhibit "A" to this Proxy Statement.

     Purpose. The purpose of the 2004 Plan is to promote the success of NTN and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the company. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

     Administration. Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2004 Plan. Our Board of Directors has delegated general administrative authority for the 2004 Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the 2004 Plan to another committee of directors and certain limited award grant authority to grant awards to employees may be delegated to one or more officers of NTN. (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the "Administrator").

     The Administrator has broad authority under the 2004 Plan with respect to award grants including, without limitation, the authority:

   o to select participants and determine the type(s) of award(s) they are to receive;

   o to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

   o to cancel, modify, or waive NTN's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

   o to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

   o subject to the other provisions of the 2004 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

   o to allow the purchase price of an award or shares of Common Stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice in third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

     No Repricing. In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2004 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

     Eligibility. Persons eligible to receive awards under the 2004 Plan include officers or employees of NTN or any of our subsidiaries, directors of NTN, and certain consultants and advisors to NTN or any of our subsidiaries. Currently, approximately 235 officers and employees of NTN and our subsidiaries (including all of our named executive officers), and each of our eight non-employee directors, are considered eligible under the 2004 Plan at the present time.

     Authorized Shares; Limits on Awards. The maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2004 Plan equals the sum of: (1) 5,000,000 shares, plus (2) the number of shares available for additional award grant purposes under the 1995 Plan as of the date of the Annual Meeting and determined immediately prior to the termination of the authority to grant new awards under the 1995 Plan as of the date of the Annual Meeting, plus (3) the number of any shares subject to stock options granted under the 1995 Plan and outstanding as of the date of the Annual Meeting which expire, or for any reason are cancelled or terminated, after the date of the Annual Meeting without being exercised. As of February 29, 2004, approximately 566,552 shares were available for additional award grant purposes under the 1995 Plan, and approximately 9,173,033 shares were subject to awards then outstanding under the 1995 Plan. As noted above, no additional awards will be granted under the 1995 Plan if stockholders approve the 2004 Plan.

     The following other limits are also contained in the 2004 Plan:

   o The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 2,500,000 shares.

   o The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 2,000,000 shares.

   o The maximum number of shares that may be delivered pursuant to awards granted under the plan, other than in the circumstances described in the next sentence, is 2,500,000 shares. This limit on so-called "full-value awards" does not apply, however, to the following: (1) shares delivered in respect of compensation earned but deferred, and (2) shares delivered pursuant to option or stock appreciation right grants the per share exercise or base price, as applicable, of which is at least equal to the fair market value of a share of Common Stock at the time of grant of the award.

     To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2004 Plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award will be counted against the share limits of the 2004 Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Plan will again be available for subsequent awards under the 2004 Plan. Shares that are exchanged by a participant or withheld by us as full or partial payment in connection with any award under the 2004 Plan or the 1995 Plan, as well as any shares exchanged by a participant or withheld by us to satisfy the tax withholding obligations related to any award under the 2004 Plan or the 1995 Plan, will be available for subsequent awards under the 2004 Plan. In addition, the 2004 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2004 Plan.

     Types of Awards. The 2004 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in Common Stock or units of Common Stock, as well as cash bonus awards pursuant to Section 5.2 of the 2004 Plan. The 2004 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

     A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of an option generally may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences of Awards Under the 2004 Plan" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2004 Plan. Incentive stock options may only be granted to employees of NTN or a subsidiary.

     A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

     The per share exercise price of an option or the per share base price of a stock appreciation right may, however, be less than the fair market value of a share of Common Stock on the date of grant in the case of (1) awards granted retroactively in tandem with or as a substitution for another award, or (2) if the option or stock appreciation right will be counted against the plan's limit on full-value awards (that is, the limit on the number of shares that can be issued under the 2004 Plan in respect of awards other than options and stock appreciation rights).

     The other types of awards that may be granted under the 2004 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2004 Plan as described below.

     Performance-Based Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code ("Performance-Based Awards"). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2004 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

     The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of NTN on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The maximum number of shares which may be delivered pursuant to Performance-Based Awards (other than options or stock appreciation rights, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year will not exceed 1,000,000 shares. The aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares and granted to that participant in any one calendar year will not exceed $1,000,000.

     Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading "Authorized Shares; Limits on Awards" above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

     Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

     Acceleration of Awards; Possible Early Termination of Awards. Generally, and subject to limited exceptions set forth in the 2004 Plan, if any person acquires more than 33% of the outstanding common stock or combined voting power of NTN, if certain changes in a majority of our Board of Directors occur over a period of not longer than two years, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of NTN (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving NTN or any of our subsidiaries, a sale or other disposition of all or substantially all of NTN's assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if NTN is dissolved or liquidated, then awards then-outstanding under the 2004 Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

     Transfer  Restrictions.  Subject to certain exceptions contained in Section
5.7 of the 2004 Plan, awards under the 2004 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

     Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

     No Limit on Other Authority. Except as expressly provided with respect to the termination of the authority to grant new awards under the 1995 Plan if stockholders approve the 2004 Plan, the 2004 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

     Termination of or Changes to the 2004 Plan. The Board of Directors may amend or terminate the 2004 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2004 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2004 Plan will terminate on April 22, 2014. Outstanding awards, as well as the Administrator's authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

     Federal Income Tax Consequences of Awards under the 2004 Plan

     The U.S. federal income tax consequences of the 2004 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2004 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

     With respect to nonqualified stock options, we are generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

     The current federal income tax consequences of other awards authorized under the 2004 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

     If an award is accelerated under the 2004 Plan in connection with a "change in control" (as this term is used under the U.S. Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of
Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the company in certain circumstances.

     Specific Benefits under the 2004 Performance Incentive Plan

     We have  approved  certain  award  grants  under  the  2004  Plan  that are
conditioned  upon  stockholder   approval  of  the  2004  Plan.  Each  of  these
conditional grants is set forth in the following table.

                         2004 Performance Incentive Plan
          Awards Subject to Stockholder Approval of 2004 Plan Proposal

                                                                               Number of Shares Underlying
Name and Position                                                                           Stock Units(1)
-----------------                                                                           --------------
Executive Group

Stanley B. Kinsey                                                                                  350,000
Chief Executive Officer and Chairman of the Board

V. Tyrone Lam                                                                                       20,000
President and Chief Operating Officer, Buzztime Entertainment, Inc.

Mark deGorter                                                                                       20,000
President and Chief Operating Officer

James B. Frakes                                                                                     20,000
Chief Financial Officer                                                                             ------

  Total for Executive Group                                                                        410,000
                                                                                                   =======
Non-Executive Director Group (8 persons)                                                                 0
                                                                                                         =
Non-Executive Officer Employee Group                                                                     0
                                                                                                         =


 (1) Each stock unit award will be paid in an equal number of shares of Common Stock on the vesting date of the award, subject to any deferred payment date that the holder may elect. A stock unit award will be paid only to the extent vested. Vesting generally requires the continued employment by the award recipient through the respective vesting date, subject to accelerated vesting in certain circumstances. Mr. Kinsey's award is composed of two separate vesting schedules. Mr. Kinsey's award is scheduled to vest as to 100,000 stock units monthly in increments of 1/12 of the total shares commencing March 1, 2004 and continuing through February 2005. Mr. Kinsey's award is scheduled to vest as to the balance of 250,000 stock units monthly in increments of 1/12 of the total shares commencing March 1, 2005 and continuing through February 2006. The awards to Messrs. Lam, deGorter and Frakes are each scheduled to vest monthly in increments of 1/12 of the total shares commencing March 1, 2005 and continuing through February 2006. These stock unit grants will not be effective if stockholders do not approve the proposed 2004 Plan.

     Except for the grants described in the table above, we have not approved any other awards that are conditioned upon stockholder approval of the 2004 Plan. We are not currently considering any other specific award grants under the 2004 Plan. If the 2004 Plan had been in existence in fiscal 2003, we expect that our award grants for fiscal 2003 would not have been substantially different from those actually made in that year under the 1995 Plan. For information regarding stock-based awards granted to our named executive officers during fiscal 2003, see the material under the heading "Executive Compensation" below.

     The closing market price for a share of Common Stock as of March 8, 2004 was $3.71 per share.

                      EQUITY COMPENSATION PLAN INFORMATION

     We currently maintain two equity compensation plans: the 1995 Plan and the NTN Communications, Inc. 1996 Special Stock Option Plan (the "1996 Plan"). The 1995 Plan and the 1996 Plan have each been approved by NTN's stockholders. Stockholders are also being asked to approve a new equity compensation plan, the 2004 Plan, as described above.

     The following table sets forth, for each of our equity compensation plans, the number of shares of Common Stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of February 29, 2004.

                                                                                        Number of shares of Common
                                                                                       Stock remaining available for
                                          Number of shares of       Weighted-average     future issuance under
                                           Common Stock to be      exercise price of    equity compensation plans
                                          issued upon exercise        outstanding      (excluding shares reflected
Plan category                             outstanding options           options            in the first column)
--------------------------------------  -------------------------  ------------------  -----------------------------
Equity compensation plans
approved by stockholders                       9,673,033(1)              $1.32                566,552(2)

Equity compensation plans
not approved by stockholders(3)                1,632,833(3)              $1.61                      0


Total                                         11,305,866                 $1.43                566,552

 (1) Of the aggregate number of shares that remained available for future issuance, 566,552 were available under the 1995 Plan and 0 were available under the 1996 Plan. The shares available under the 1995 Plan are, subject to certain other limits under that plan, generally available for awards of stock options only. No new awards will be granted under the 1995 Plan if stockholders approve the 2004 Plan. This table does not reflect the 5,000,000 additional shares that will be available under the 2004 Plan if stockholders approve the 2004 Plan proposal.

 (2) Does not include  300,000 shares of Buzztime  Entertainment,  Inc.
     common stock available for grant under the Buzztime Entertainment, Inc. 2001 Incentive Stock Option Plan. To date, no options have been granted under this plan.

 (3) The 1,632,833 shares issuable that are not pursuant to equity compensation plans approved by stockholders are all pursuant to warrants granted in connection with consulting agreements with non-employees or to warrants associated with equity offerings. Warrants to purchase 514,000 shares were granted in 2003, 685,000 shares were granted in 2002 and 190,000 shares were granted in 2001. The remainder of outstanding warrants were issued on or before 2000. As of February 29, 2004, the range of exercise prices and the weighted average remaining contractual life of outstanding warrants were $0.50 to $3.75 and 4 years, respectively.

Required Vote

     A majority of the shares present at the meeting, either in person or by proxy, must be voted in favor of adoption of the 2004 Plan. The Board of Directors believes that the adoption of the 2004 Plan will promote the interests of NTN and our stockholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

     All members of our Board of Directors are eligible for awards under the 2004 Plan and thus have a personal interest in the approval of the 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2004 PERFORMANCE INCENTIVE PLAN AS DESCRIBED ABOVE AND SET FORTH IN APPENDIX A HERETO. PROXIES WILL BE VOTED "FOR" APPROVAL OF THE NTN COMMUNICATIONS, INC. 2004 PERFORMANCE INCENTIVE PLAN IF NO DIRECTION IS GIVEN IN THE PROXIES.

                                   PROPOSAL 3

                           RATIFICATION OF APPOINTMENT
                                 OF KPMG LLP AS
                             INDEPENDENT ACCOUNTANTS

     Our independent accounting firm for the fiscal year ended December 31, 2003 was KPMG LLP. KPMG LLP is a nationally recognized firm of independent accountants and has audited our financial statements for the fiscal years ended December 31, 1989 through December 31, 2003. Upon the recommendation of the Audit Committee, the Board of Directors has reappointed KPMG LLP to continue as our independent accountants for the year ending December 31, 2004. Our bylaws do not require that the stockholders ratify the selection of KPMG LLP as our independent accountants. However, we are submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if we determine that such a change would be in the best interests of NTN and our stockholders.

     Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

Required Vote

     A majority of the shares present at the meeting, either in person or by proxy, must be voted in favor of ratifying the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP TO SERVE AS OUR INDEPENDENT ACCOUNTANTS. PROXIES WILL BE VOTED "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP IF NO DIRECTION IS GIVEN IN THE PROXIES.


                               EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers:

        Name               Age(1)                Position(s) Held
---------------------      ------ ----------------------------------------------
Stanley B. Kinsey....        50   Chief Executive Officer and Chairman of the Board
V. Tyrone Lam........        42   President and Chief Operating Officer, Buzztime Entertainment, Inc.
Mark deGorter........        46   President and Chief Operating Officer, NTN Hospitality Technologies
James B. Frakes......        47   Chief Financial Officer
----------

(1) As of March 8, 2004.

     See "Board of Directors" for Mr. Kinsey's biography. The following biographical information is furnished with respect to our other executive officers:

     V. Tyrone Lam was appointed President of Buzztime Entertainment, Inc. in December 1999, upon incorporation of the subsidiary. Prior to his current appointment, Mr. Lam served as executive vice president of NTN, responsible for sales, marketing and operations of the NTN Network. Before joining NTN in 1994, he managed the development of iTV game and sports applications for EON
Corporation, formerly known as TV Answer, a pioneer in the interactive television industry, from April 1992 until December 1994. Additionally, Mr. Lam has served in sales and marketing management positions within the PC software industry, is past chairman of the Interactive Services Association's Interactive Television Council and is an author of articles on interactive television and sales and marketing strategies.

     Mark deGorter was appointed President and Chief Operating Officer of the NTN Network in January 2001. Prior to that time, Mr. deGorter served as Vice President of Marketing of our Buzztime subsidiary. Further, during the third quarter of 2000, Mr. deGorter assumed the additional role of Vice President of Marketing for the NTN Network. Prior to joining Buzztime in April 2000, Mr. deGorter had served as Vice President of Marketing for MET-Rx USA, a consumer packaged goods company, since July 1997. From June 1994 until July 1997, Mr. deGorter was a senior manager with ProShot Golf, Inc., a global positioning satellite-based communications and information system for the golf industry. During his career, Mr. deGorter has held key management positions with Bally's Total Fitness, a public company operating commercial fitness centers in North America; L.A. Gear, a licensor of trademarks and trade names for use in conjunction with apparel, accessory and consumer-related products; and J. Walter Thompson/USA, a multi-media advertising agency with worldwide operations.

     James B. Frakes was appointed Chief Financial Officer and Secretary of NTN in April 2001. Prior to joining us, Mr. Frakes was chief financial officer and a director of Play Co. Toys, a publicly held chain of retail toy stores, where he had been since 1997. On March 28, 2001, Play Co. Toys and its majority-owned subsidiary, Toys International.com, Inc., filed a Chapter 11 petition under federal bankruptcy laws in the Southern District in the State of New York. From June 1990 to March 1997, Mr. Frakes was chief financial officer and a director of Urethane Technologies, Inc., a publicly held specialty chemical company, and two of its subsidiaries, Polymer Development Laboratories, Inc. and BMC Acquisition, Inc., chemical companies focused on the polyurethane segment of the plastics industry. From 1985 to 1990, Mr. Frakes was a manager at Berkeley International Capital Corporation, an investment banking firm specializing in later stage venture capital and leveraged buyout transactions. Mr. Frakes serves on the Board of Youth Tennis San Diego, a nonprofit organization.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table shows the compensation paid or accrued as of each of the last three fiscal years to all individuals who served as our chief executive officer during 2003 and the three other most highly compensated executive officers who were serving as executive officers at the end of 2003 whose salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                                                     Long-Term
                                                                                                    Compensation
                                                                     Annual Compensation               Awards
                                                          ----------------------------------------   Securities
                                                                                     Other Annual    Underlying
Name and Principal Position                     Year      Salary(1)      Bonus       Compensation     Options
----------------------------                    ----    ------------  ------------   ------------   ------------
Stanley B. Kinsey(2)........                    2003      $339,834         --             --           400,000
Chief Executive Officer                         2002       313,542     $24,000(3)         --           100,000
 and Chairman of the Board                      2001       305,386         --             --           350,000

V. Tyrone Lam...............                    2003      $250,288     $50,000(6)         --           100,000
President and Chief Operating Officer           2002       222,156      15,000(3)         --           100,000
 Buzztime Entertainment, Inc.                   2001       223,077         --             --             --

Mark deGorter...............                    2003      $249,615     $50,000(6)         --           100,000
President and Chief Operating                   2002       222,538      60,000(3)         --           250,000
 Officer, NTN Hospitality Technologies          2001       199,038      25,382(4)         --           150,000

James B. Frakes(5)..........                    2003      $189,103        --              --           100,000
 Chief Financial Officer                        2002       159,000     $20,000(3)         --             --
                                                2001       111,539      10,000            --           250,000

----------
 (1) Includes amounts, if any, deferred under NTN's 401(k) Plan.

 (2) Mr. Kinsey waived  compensation  for serving as a director of NTN.
     Mr. Kinsey received perquisites and personal benefits that did not exceed the lesser of $50,000 or 10% of his annual salary and bonus.

 (3) Represents bonus paid out pursuant to the 2002 performance-based bonus program.

 (4) Represents a bonus paid to Mr. deGorter in March 2002 based upon exceeding established targets for the NTN Network for the fiscal year ended 2001.

 (5) Mr. Frakes joined NTN in April 2001.

 (6) Represents   bonus  to  be  paid  out   pursuant   to  the  2003
     performance-based bonus program.

Option Grants in Last Fiscal Year

     The following table contains information concerning grants of stock options during 2003 with respect to the Named Executive Officers:

                                            Individual Grants
                     --------------------------------------------------------------
                     Number of     % of Total
                      Shares        Options
                     Underlying    Granted to                            Grant Date
                      Options     Employees in   Exercise    Expiration   Present
Name                  Granted      Fiscal Year    Price         Date      Value(1)
------------------    ----------  -------------  ---------  -----------  ----------
Stanley B. Kinsey.    400,000(2)      %1.7         $1.10      02/17/13    $331,604
V. Tyrone Lam.....    100,000(3)        *           1.10      01/30/13      87,631
Mark deGorter.....    100,000(3)        *           1.10      01/30/13      87,631
James B. Frakes...    100,000(3)        *           1.10      01/30/03      87,631
----------

 (1) The present value of grant on the grant date was estimated using the Black Scholes option-pricing model with the following weighted average assumptions: dividend yield of 0%, risk-free interest rate of 2858%, expected volatility of 113.17%, and expected option life of 4.58 years.

 (2) Represents options granted under the 1995 Stock Option Plan, which became fully vested and exercisable as of January 31, 2004. The options were granted to Mr. Kinsey in consideration of Mr. Kinsey's agreement to extend the term of his employment agreement to January 1, 2004. The options were priced at $1.10 per share in accordance with the terms of the Company's broad-based employee stock option grant effective January 31, 2003. Such options vested in twelve (12) equal installments on the last day of each month commencing February 18, 2003.

 (3) Represents options granted under the 1995 Stock Option Plan in accordance with the Company's broad-based stock option grant effective January 31, 2003. Such options vest and become exercisable as to 25% of the total shares on the first anniversary of the date of grant and will become exercisable as to an additional 1/36 of the remaining shares on the last day of each of the thirty-six (36) calendar months immediately following the first anniversary of the grant date.

Fiscal Year-End Option Values

     The following table contains information concerning stock options which were unexercised at the end of 2003 with respect to the Named Executive
Officers.  No  stock  options  were  exercised  in 2003 by any  Named  Executive
Officer.

                           Number of Securities             Value of Unexercised
                      Underlying Unexercised Options            in-the-Money
                            at Fiscal Year-End          Options at Fiscal Year-End(1)
                     ---------------------------------  --------------------------------
Name                   Exercisable      Unexercisable     Exercisable     Unexercisable
------------------   ---------------   ---------------  ---------------  ---------------
Stanley B. Kinsey.       2,716,667           33,333        $7,533,334        $ 86,666
V. Tyrone Lam.....         546,667          153,333         1,491,426         415,199
Mark deGorter.....         228,334          271,666           696,836         770,665
James B. Frakes...         166,667          183,333            59,375          90,625
----------

(1) Represents the amount by which the aggregate market price on December 31, 2003 of the shares of our Common Stock subject to such options exceeded the respective exercise prices of such options.

         Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of March 8, 2004 the number and percentage ownership of Common Stock by (i) all persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock based upon reports filed by each such person with the Securities and Exchange Commission,
(ii) each of our directors, (iii) each of the Named Executive Officers, and (iv) all of the Named Executive Officers and directors as a group. Beneficial ownership includes any shares which a person has the right to acquire within 60 days of March 8, 2004. Except as otherwise indicated and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares of Common Stock shown. Except as otherwise indicated, the address for each person is c/o NTN Communications, Inc., 5966 La Place Court, Carlsbad, California 92008. An asterisk denotes beneficial ownership of less than 1%.

                                                         Number of Shares
                                                           Beneficially      Percent Of
Name                                                           Owned       Common Stock(1)
----------------------------------------------------    ----------------- ----------------
Gary Arlen(2)......................................           161,000            *
Robert M. Bennett(3)...............................         1,808,017            3%
Barry Bergsman(4)..................................           291,000            *
Vincent A. Carrino(5)..............................         5,904,831           11%
Robert B. Clasen(6)................................            70,000            *
Michael Fleming(7).................................            60,000            *
Neal Fondren(8) ...................................             1,320            *
Esther L. Rodriguez(9).............................           222,766            *
Stanley B. Kinsey(10)..............................         2,874,333            5%
V. Tyrone Lam(11)..................................           585,417            1%
Mark deGorter(12)..................................           288,542            *
James B. Frakes(13) ...............................           182,292            *
Media General, Inc.(14) ...........................         3,250,667            6%
                                                        ----------------- -----------------
All executive officers and directors of NTN as a
Group (12 persons) (15)............................        12,449,518           21%
                                                        ================= =================
----------

 (1) Included as outstanding for purposes of this calculation are 52,611,430 shares of Common Stock (the amount outstanding as of March 8,
     2004) plus, in the case of each particular holder, the shares of Common Stock subject to currently exercisable options, warrants, or other instruments exercisable for or convertible into shares of Common Stock (including such instruments exercisable within 60 days after March 8, 2004) held by that person, which instruments are specified by footnote. Shares issuable as part or upon exercise of outstanding options, warrants, or other instruments other than as described in the preceding sentence are not deemed to be outstanding for purposes of this calculation.

 (2) Includes 160,000 shares subject to currently exercisable options held by Mr. Arlen.

 (3) Includes 160,000 shares subject to currently exercisable options and 500,000 shares subject to currently exercisable warrants held by Mr. Bennett.

 (4) Includes 160,000 shares subject to currently exercisable options and 20,000 shares subject to currently exercisable warrants held by Mr. Bergsman.

 (5) Includes 260,000 shares subject to currently  exercisable  options held by Mr. Carrino. Also includes 332,386 shares owned directly by Mr. Carrino and 5,312,445 shares owned, directly or indirectly, by investment advisory clients of Brookhaven Capital Management, LLC, which in some cases has sole voting and investment discretion over such shares. Mr. Carrino is the sole owner and the Manager of Brookhaven Capital Management, LLC and, as such, in some cases he may be deemed to beneficially own such shares. Mr. Carrino disclaims such beneficial ownership. Brookhaven Capital Management is located at 3000 Sand Hill Road, Menlo Park, CA 94205.

 (6) Includes 60,000 shares subject to currently exercisable options held by Mr. Clasen. Includes 10,000 owned by the Clasen Family Trust, of which Mr. Clasen is co-trustee with members of his immediate family. As co-trustee, Mr. Clasen shares voting and investment power with respect to the shares.

 (7) Includes 60,000 shares subject to currently exercisable options held by Mr. Fleming.

 (8) Includes 500 shares owned by Mr. Fondren as custodian for his son.
     Excludes shares subject to options issued to Media General for Mr. Fondren's service as director.

 (9) Includes 160,000 shares subject to currently exercisable options held by Ms. Rodriguez. Also includes 1,000 shares owned by the Rodriguez Family Trust, of which Ms. Rodriguez is a co-trustee with members of her immediate family. As co-trustee, Ms. Rodriguez shares voting and investment power with respect to the shares.

(10) Includes 2,750,000 shares subject to currently exercisable options held by Mr. Kinsey.

(11) Represents shares subject to currently exercisable options held by Mr. Lam.

(12) Represents shares subject to currently exercisable options held by Mr. deGorter.

(13) Represents shares subject to currently exercisable options held by Mr. Frakes.

(14) Includes 564,000 shares acquired January 20, 2004 in a registered public offering; 2,000,000 shares acquired pursuant to the Purchase Agreement dated May 5, 2003; 666,667 shares acquired pursuant to the Licensing Agreement dated May 7, 2003; and 20,000 shares subject to currently exercisable options issued for Mr. Fondren's service as director.

(15) Includes 5,346,251 shares subject to currently exercisable options and warrants held by executive officers and directors, including those described in notes (2) through (13) above.

Compensation Committee Report on Executive Compensation

     During 2003, the Compensation Committee established policies and practices relating to matters of executive compensation for action by the Board of Directors as a whole. Our executive compensation policy is intended to foster job satisfaction and encourage continuous service by our executive officers by providing reasonable short-term cash compensation and long-term stock-based incentives. Our policies apply equally to all of our executive officers. A summary of our executive compensation policy is described below:

     We have established a 401(k) Plan. We may, at the Board of Director's discretion, make annual contributions to the 401(k) Plan, subject to applicable limitations, but, to date, we have never made any such contributions.

     Short-term cash compensation to executives for 2003 consisted primarily of salaries, subject to any written employment agreement between us and any executive. In 2003, the Board approved a bonus program based upon established quantitative Company performance criteria. Accordingly, based upon our 2003 performance, the Board approved a cash bonus in the amount of $50,000 for each of Messrs. deGorter and Lam.

     Equity compensation, in the form of stock options, constitutes the principal element of long-term compensation for our executive officers. The grant of stock options increases management's potential equity ownership in NTN with the goal of ensuring that the interests of management remain closely aligned with those of our stockholders. Accordingly, during 2003, the Board of Directors granted 400,000 options to Mr. Kinsey and 100,000 options to each of Messrs. Frakes, deGorter and Lam. Attaching vesting requirements to stock options also creates an incentive for executive officers to remain with us for the long term. In appropriate circumstances, the Board of Directors also will consider repricing previously granted stock options if necessary so that the options continue to afford realistic incentives to executives. No repricings occurred in 2003.

     Compensation to our executive officers is subject to a $1,000,000 compensation deduction cap pursuant to Section 162(m) of the Internal Revenue Code, as amended. In 2003, no executive officer received aggregate compensation of $1,000,000 or more. However, the Board is aware that the grant of stock options to the executive officers may subject us to the deduction cap in subsequent years. With respect to incentive stock options, the Board of Directors does not anticipate NTN taking a deduction in the absence of a disqualifying disposition by an executive officer. With respect to nonqualified options, the Board of Directors is aware that any deduction that we may have at the time of exercise will be subject to the $1,000,000 cap. The Board of Directors does not anticipate that the compensation deduction cap will significantly affect our executive compensation policies.

Chief Executive Officer Compensation

     In October 1998, we entered into a written employment agreement pursuant to which Mr. Kinsey was to receive a bonus under a bonus program that was agreed upon by and between Mr. Kinsey and the compensation committee of our board of directors. On October 7, 1999, we entered into an addendum to the employment agreement with Mr. Kinsey setting forth the terms of the bonus program. Under the bonus program, the options granted to Mr. Kinsey in October 1999 were granted at a preferred, below market, price of $0.98 per share, the average closing price of our Common Stock during the three calendar quarters immediately prior to the grant date. The options were granted to Mr. Kinsey pursuant to our 1995 Employee Stock Option Plan and are subject to immediate vesting upon the occurrence of a change of control event In January 2001, we amended the employment agreement with Mr. Kinsey to extend the duration of the agreement by one year until October 6, 2002 and to award options for an additional 350,000 shares of our Common Stock at an exercise price of $0.875 per share. On October 7, 2002, Mr. Kinsey was granted options to purchase 100,000 shares of Common Stock in exchange for his agreement to reset the commencement of the renewal term of the employment agreement to January 1, 2003. In February 2003, Mr. Kinsey accepted an additional term of employment through January 31, 2004. In connection with the extension, Mr. Kinsey was granted options to purchase

400,000 shares of common stock at $1.10 per share in accordance with the terms of our broad-based employee stock option grant effective January 31, 2003. All options granted to Mr. Kinsey have been made at the fair market value as of the date of each grant. Mr. Kinsey was also paid a cash bonus in accordance with our 2002 bonus plan. Mr. Kinsey and the Compensation Committee are currently negotiating terms for an extension of Mr. Kinsey's employment.

     The foregoing report on executive compensation is provided by the Compensation Committee: Gary Arlen and Barry Bergsman. Notwithstanding anything to the contrary set forth in any of our filings and other documents that might incorporate by reference this proxy statement, in whole or in part, the foregoing report of the Compensation Committee shall not be incorporated by reference into any such filings or documents.

Change in Control Agreements

     We have entered into change of control employment agreements with certain of our executive officers. The agreements provide that, if the executive is terminated other than for cause within one year after a change of control of the Company, then the executive is entitled to receive a lump sum severance payment equal to up to one year's base salary.

     We have entered into an employment agreement with Stanley B. Kinsey, our Chief Executive Officer and Chairman of the Board. In the event Mr. Kinsey is terminated upon a change of control of NTN, in addition to one year's base salary, he shall receive a pro rata portion of his bonus and continuation of employment benefits for one year.

Compensation Committee Interlocks and Insider Participation

     All compensation determinations for 2003 for our executive officers were made by the Board of Directors as a whole upon the recommendation of the Compensation Committee. During 2003, Mr. Arlen and Mr. Bergsman served on the
Compensation Committee. None of our directors or executive officers has served on the board of directors or the compensation committee of any other company or entity, any of whose officers served either on our Board of Directors or on our Compensation Committee.

     On May 8, 2001, we entered into an advertising sales representative agreement with Baron Enterprises, Inc., a corporation wholly-owned and operated by Barry Bergsman, a member of our board of directors, pursuant to which Baron provided advertising sales representation services to us under the direction of the NTN iTV Network's president and chief operating officer. For Baron's services under the advertising sales representative agreement, we granted Baron a three-year warrant to purchase 20,000 shares of Common Stock at an exercise price of $0.50 per share. The warrant vested and became exercisable as to 1/12 of the total shares on the last business day of each of the twelve months commencing April 2001, subject to Baron continuing to provide services to us. In addition, Baron received a commission in the amount of 35% of net advertising revenues received by the NTN iTV Network from any advertising contract solicited by Baron. We paid to Baron a monthly recoverable cash advance against commissions to be earned in the amount of $5,000 per month, not to exceed an aggregate of $60,000 per year for the initial term of the agreement. The advertising sales representative agreement expired on April 1, 2002. An amendment to the agreement was entered into in October 2002, to extend the contract to October 31, 2003, to reduce the rate of commission to 25% of net advertising revenues received by us and to include bartered advertising. In September 2003, we entered into a three year agreement with Baron to negotiate on our behalf with a third party advertising representative. Baron was to receive commissions of 3% to 10% based upon the period of time over which the negotiated advertising would run and upon the related advertising revenue. No commissions have been paid to Baron to date for this third party work.

     In May 2002, Michael Fleming was appointed Chairman of the Board of our Buzztime subsidiary after having served, since January 8, 2002, as an independent consultant. Pursuant to the consulting arrangement, Mr. Fleming provided general consulting services to us in connection with Buzztime's cable television initiatives. We paid Mr. Fleming approximately $2,000 per month for these consulting services. This arrangement was discontinued in September 2003.

     In January 2002, we entered into a consulting agreement with Robert Clasen, on of our directors, whereby Mr. Clasen provided consulting services to us with respect to Buzztime's cable television initiatives. We paid Mr. Clasen $2,000 per month for the services provided under the consulting agreement. The initial consulting term of this agreement expired on December 31, 2002. We then continued the consulting relationship on a month to month basis through June 2003 when we mutually agreed to discontinue the arrangement.

     On January 15, 2003, we issued and sold 1,000,000 shares of restricted Common Stock along with fully vested warrants to purchase 500,000 shares of Common Stock at $1.15 per share, exercisable through January 15, 2008 through a private offering to Robert M. Bennett, one of our directors, at a price per share of $1.00 for an aggregate amount of $1.0 million. No commissions or placement agent fees were paid in connection with the offering.

     In connection with the investment by Media General, Inc., we agreed to increase the size of our Board of Directors and appoint Neal F. Fondren, Vice President of Media General and President of Media General's Interactive Media Division to fill the board seat. Media General's ability to maintain that seat on our Board of Directors is subject to Media General retaining ownership of certain percentages of the shares they purchased. Media General also received preemptive rights to purchase on a pro rata basis any new securities that NTN or Buzztime may subsequently offer. The preemptive rights also are dependent upon Media General maintaining ownership of certain percentages of the shares they purchased.

Performance Graph

     The following graph sets forth a comparison of cumulative total returns for NTN, the American Stock Exchange Index and an index consisting of companies sharing the Standard Industrial Classification Code ("SIC Code").

------------------------------------------ ------------ ---------- ---------- --------- ---------- ----------
                                              1998         1999       2000       2001      2002       2003
------------------------------------------ ------------ ---------- ---------- --------- ---------- ----------
------------------------------------------ ------------ ---------- ---------- --------- ---------- ----------
NTN Communications, Inc.                      100.00      655.64     111.11     160.00    213.33     657.78
------------------------------------------ ------------ ---------- ---------- --------- ---------- ----------
------------------------------------------ ------------ ---------- ---------- --------- ---------- ----------
AMEX Market Value (US & Foreign)              100.00      169.96     141.55     122.47    103.02     144.90
------------------------------------------ ------------ ---------- ---------- --------- ---------- ----------
------------------------------------------ ------------ ---------- ---------- --------- ---------- ----------
Peer Group                                    100.00      172.66     134.28     120.64     96.68     118.25
------------------------------------------ ------------ ---------- ---------- --------- ---------- ----------

The Peer Group is comprised of companies sharing SIC Code 4841 - Cable, Other Pay TV Services, as follows:

CABLEVISION SYS CORP                    MEDIACOM  COMMUNICAITONS CORP CL A
CIRTRAN  CORP                           METROMEDIA  INTL  GROUP INC COM
COMCAST  HOLDINGS  CORP                 NTN COMMUNICATIONS INC
COX COMMUNICATIONS  INC. NEW            NUCENTRIX BROADBAND NETWORKS COM
CROWN MEDIA HLDGS INC                   PEGASUS  COMMUNICATIONS  CORP
ECHOSTAR  COMMUNICATIONS NEW            PLAYERS  NETWORK
GENORAY  ADVNACED  TECHNOLOGY L         ROGERS  COMMUNICATIONS  INC
GIC GLOBAL  ENTERTAINMENT  CP           SHAW  COMMUNICATIONS  INC
GLOBAL  TECHNOLOGIES  LTD               SYNTHETIC TURF CORP AMER
HEALTH  DISCOVERY CORP                  TELVUE CORP
HEALTHTRAC INC                          TIVO INC
HISPANIC TV NETWORK INC                 UNITED GLOBAL.COM
INSIGHT  COMMUNICATIONS INC             USURF AMERICA INC
LODGENET ENTMT CORP                     VIACOM INC

Notwithstanding anything to the contrary set forth in any of our filings and other documents that might incorporate by reference this proxy statement, in whole or in part, the foregoing Performance Graph shall not be incorporated by reference into any such filings or documents.

Audit Committee Report

     The Audit Committee operates pursuant to a written Charter that was adopted by the Board of Directors in June 2000 and subsequently reviewed by the Audit Committee in 2003. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, during 2003 the Audit Committee reviewed and discussed the audited financial statements with management and KPMG LLP. Discussions between the Audit Committee and KPMG LLP included the matters required by Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee received from KPMG LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence. The Audit Committee also considered whether the provision of audit related services during 2003 was compatible with maintaining the independence of KPMG LLP. The Audit Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission.

     The foregoing report is provided by the Audit Committee: Barry Bergsman, Robert M. Bennett and Esther L. Rodriquez. Mr. Bergsman served on the Audit Committee during the entire year 2003, resigning in March, 2004 at which time Mr. Fondren was appointed. Notwithstanding anything to the contrary set forth in any our filings and other documents that might incorporate by reference this proxy statement, in whole or in part, the foregoing report of the Audit Committee shall not be incorporated by reference into any such filings or documents.

Principal Accounting Firm Fees

     The Audit Committee has reviewed the advisability and acceptability of utilizing our external auditor KPMG LLP, for non-audit services. In reviewing this area, the Committee focused on the ability of the external auditor to maintain independence. Based on input from management and a review of procedures established within the external audit firm, the Committee finds that it is both advisable and acceptable to employ the external auditor for certain limited non-audit services, from time-to-time. The Audit Committee reviews and approves all services to be provided by KPMG LLP before the firm is retained. The Audit Committee pre-approved the estimated audit fees for the fiscal year 2003 and related quarterly reviews prior to commencement of the audit services.

Audit Fees
Fees for the fiscal year 2003 audit and quarterly reviews aggregate an amount of $276,000, of which $48,000 was paid to KPMG, LLP as of December 31, 2003. Fees for the fiscal year 2002 audit and quarterly reviews aggregated $129,000, of which all has been paid. Fees included above related to audits of financial statements of acquired Companies in accordance with Rule 3-05 totaled $78,000 for 2003 and $0 for 2002.

Audit-Related Fees
Aggregate fees billed for all other services for fiscal year 2003 and 2002 were $0.

Tax Fees
Aggregated fees billed and paid for tax services for fiscal year 2003 were $0. Aggregated fees billed and paid for tax services for fiscal year 2002 were $0.

Other Fees
No fees were billed or paid for fiscal year 2003 or 2002 relating to other services.

Indemnity Agreements

     We have entered into indemnity agreements with each of our directors and executive officers. The indemnity agreements provide that we will indemnify these individuals under certain circumstances against certain liabilities and expenses they may incur in their capacities as our directors or officers. We believe that the use of such indemnity agreements is customary among corporations and that the terms of the indemnity agreements are reasonable and fair to us, and are in our best interests to retain experienced directors and officers.

Certain Relationships

     See "Compensation Committee Interlocks and Insider Participation."

Section 16(a) Beneficial Ownership Reporting Compliance

     Under federal securities laws, our directors and officers and any persons holding more than 10% of our Common Stock are required to report their beneficial ownership of our Common Stock and any changes in that ownership to the Securities and Exchange Commission. We believe that, based on the written representations of our directors and officers and copies of reports filed with the Commission in 2003, our directors, officers and holders of more than 10% of our Common Stock complied with the requirements of Section 16(a).

                          COMMUNICATIONS WITH DIRECTORS

     Shareholders may communicate directly with the Board of Directions or individual members of the Board of Directors in writing by sending a letter to the Board at: NTN Communications, Inc. Board of Directors, 5966 La Place Court, Carlsbad, California 92008. All communications directed to the Board of Directors will be transmitted to the Chairman of the Board of Directors or other director identified in the communication without any editing or screening.

                                  OTHER MATTERS

     Accompanying this Proxy Statement is a letter to stockholders from Mr. Kinsey, our Chairman and Chief Executive Officer, together with our Annual Report for the fiscal year ended December 31, 2003.

     We will furnish, without charge, to each person to whom this Proxy Statement is being sent a complete copy of our Form 10-K (other than exhibits) for fiscal 2003. We will furnish any exhibit to our Form 10-K upon the payment of a fee to cover our reasonable expenses in furnishing such exhibit. Written requests for the Form 10-K should be directed to Mr. James B. Frakes, Corporate Secretary, at our corporate offices located at 5966 La Place Court, Carlsbad, California 92008. Telephone requests may be directed to Mr. Frakes at (760) 438-7400.

     We do not know of any matter to be acted upon at the Annual Meeting other than the matters described above. If any other matter properly comes before the Annual Meeting, however, the proxy holders will vote the proxies thereon in accordance with their best judgment.

                                         THE BOARD OF DIRECTORS

Dated: April 2, 2004

                                  Appendix "A"
                                     Form of

                            NTN COMMUNICATIONS, INC.
                         2004 PERFORMANCE INCENTIVE PLAN

1. PURPOSE OF PLAN

     The purpose of this NTN Communications, Inc. 2004 Performance Incentive Plan (this "Plan") of NTN Communications, Inc., a Delaware corporation (the "Corporation"), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2. ELIGIBILITY

     The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An "Eligible Person" is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its
     Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation's compliance with any other applicable laws. An Eligible Person who has been granted an award (a "participant") may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and "Board" means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

 3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The "Administrator" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by
     Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator:
     (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

                                       A1

     With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

 3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

      (a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

      (b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

      (c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

      (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

      (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

      (f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

                                       A2

      (g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right;

      (h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

     (i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

      (j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

      (k) determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

 3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

 3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

 3.5 Delegation.   The   Administrator   may  delegate   ministerial,
     non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

 4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its

                                       A3

     Common Stock held as treasury shares. For purposes of this Plan, "Common Stock" shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under
     Section 7.1.

 4.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the "Share Limit") is equal to the sum of (a) 5,000,000 shares of Common Stock, plus (b) the number of shares of Common Stock available for additional award grant purposes under the Corporation's 1995 Employee Stock Option Plan, as amended (the "1995 Plan"), as of the date of stockholder approval of this Plan (the "Stockholder Approval Date") and determined immediately prior to the termination of the authority to grant new awards under the 1995 Plan as of the Stockholder Approval Date, plus (c) the number of any shares subject to stock options granted under the 1995 Plan and outstanding on the Stockholder Approval Date which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; provided that in no event shall the Share Limit exceed 14,739,585 shares (which is the sum of the 5,000,000 shares set forth above, plus the number of shares available under the 1995 Plan for additional award grant purposes as of the Effective Date (as such term is defined in Section 8.6.1), plus the number of shares subject to options previously granted and outstanding under the 1995 Plan as of the Effective
     Date). The following limits also apply with respect to awards granted under this Plan:

      (a) The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 2,500,000 shares.

      (b) The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 2,000,000 shares.

      (c) The maximum number of shares of Common Stock that may be delivered pursuant to awards granted under this Plan, other than those described in the next sentence, is 2,500,000 shares. This limit on so-called "full-value awards" does not apply, however, to (1) shares delivered in respect of compensation earned but deferred, (2) except as expressly provided in Section 5.1.1 (which generally requires that shares delivered in respect of "discounted" stock options be charged against this limit), shares delivered in respect of stock option grants, and (3) except as expressly provided in Section 5.1.2 (which generally requires that shares delivered in respect of "discounted" stock appreciation right grants be charged against this limit), shares delivered in respect of stock appreciation right grants.

      (d) Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

     Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

 4.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or

                                       A4
     other award, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under this Plan, shall be available for subsequent awards under this Plan. Refer to
     Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

 4.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation's obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5. AWARDS

 5.1 Type and Form of Awards.  The  Administrator  shall  determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

    5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO") or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option, except as follows: (a) in the case of a stock option granted retroactively in tandem with or as a substitution for another award, the per share exercise price may be no lower than the fair market value of a share of Common Stock on the date such other award was granted (to the extent consistent with Sections 422 and 424 of the Code in the case of options intended as incentive stock options); and
          (b) in any other circumstances, a nonqualified stock option may be granted with a per share exercise price that is less than the fair market value of a share of Common Stock on the date of grant, provided that any shares delivered in respect of such option shall be charged against the limit of Section 4.2(c) (the limit on full-value awards) as well as any other applicable limit under Section 4.2. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

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

    5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term "subsidiary" is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

    5.1.3 Stock  Appreciation  Rights. A stock  appreciation right or
          "SAR" is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the fair market value of a share of Common Stock on the date the SAR was granted (the "base price") as set forth in the applicable award agreement, except as follows: (a) in the case of a SAR granted retroactively in tandem with or as a substitution for another award, the base price may be no lower than the fair market value of a share of Common Stock on the date such other award was granted; and (b) in any other circumstances, a SAR may be granted with a base price that is less than the fair market value of a share of Common Stock on the date of grant, provided that any shares actually delivered in respect of such award shall be charged against the limit of Section 4.2(c) (the limit on full-value awards) as well as any other applicable limit under Section 4.2. The maximum term of an SAR shall be ten (10) years.

    5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof;
          (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

 5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section
     5.1.4 above may be, and options and SARs granted with an exercise or base price not less than the fair market value of a share of Common Stock at the

                                       A6
     date of grant ("Qualifying Options" and "Qualifying SARS," respectively) typically will be, granted as awards intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Awards"). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation's subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for "performance-based compensation" under
     Section 162(m) of the Award. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

    5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The
          Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

   5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying
          SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria ("Business Criteria") as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

    5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence)

                                       A7
          that are granted to any one participant in any one calendar year shall not exceed 1,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $1,000,000.00. Awards that are cancelled during the year shall be counted against these limits to the extent permitted by Section 162(m) of the Code.

   5.2.4  Certification  of  Payment.  Before any  Performance-Based
          Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

    5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

   5.2.6  Expiration  of Grant  Authority.  As required  pursuant to
          Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of
          Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation's stockholders that occurs in the fifth year following the year in which the Corporation's stockholders first approve this Plan.

 5.3 Award Agreements. Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

 5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

 5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

     o services rendered by the recipient of such award;

     o cash, check payable to the order of the Corporation, or electronic funds transfer;

     o notice and third party payment in such manner as may be authorized by the Administrator;

                                       A8

     o the delivery of previously owned shares of Common Stock;

     o by a reduction in the number of shares otherwise deliverable pursuant to the award; or

     o subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

     In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

 5.6 Definition of Fair Market Value. For purposes of this Plan, "fair market value" shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price of a share of Common Stock as reported on the composite tape for securities listed on the American Stock Exchange (the "Exchange") for the date in question or, if no sales of Common Stock were made on the Exchange on that date, the closing price of a share of Common Stock as reported on said composite tape for the next preceding day on which sales of Common Stock were made on the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last closing price of a share of Common Stock as reported on the composite tape for securities listed on the Exchange available on the date in question or the average of the high and low trading prices of a share of Common Stock as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

 5.7 Transfer Restrictions.

   5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to

                                       A9
          sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

   5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

    5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

          (a) transfers to the Corporation,

          (b) the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (c) subject to any applicable limitations on ISOs, transfers to a family  member  (or  former  family  member)  pursuant  to a
              domestic   relations   order  if  approved  or  ratified  by  the
              Administrator,

          (d) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

          (e) the authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6. EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

 6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered

                                      A10
     terminated in the case of (a) sick leave,  (b) military  leave,  or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

 6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7. ADJUSTMENTS; ACCELERATION

 7.1 Adjustments. Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

      (a) proportionately  adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards,
          (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (5) (subject to Sections 7.8 and 8.8.3(a)) the performance standards applicable to any outstanding awards, or

      (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

     The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant. A11

          In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

7.2 Automatic Acceleration of Awards. Upon a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public Corporation or one of its Subsidiaries in respect of its Common Stock), then each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; provided that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award, or the award would otherwise continue in accordance with its terms, in the circumstances.

 7.3 Possible Acceleration of Awards.  Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. For purposes of this Plan, "Change in Control Event" means any of the following:

      (a) The  acquisition by any  individual,  entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of either (1) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the
          Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

     (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding,

                                      A12
          for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

     (c)  Consummation of a  reorganization,  merger,  statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets directly or through one or more subsidiaries (a "Parent")) in substantially the same proportions as their ownership immediately prior to such Business
          Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 33% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 33% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

      (d) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

 7.4 Early Termination of Awards. Any award that has been accelerated as required or contemplated by Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days' notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

 7.5 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the

                                      A13
     circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

 7.6 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

7.7  Golden  Parachute  Limitation.   Notwithstanding   anything  else
     contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Corporation or one of its Subsidiaries because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in
     Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or
     Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a "gross-up" as opposed to a "cut-back" in the event that the
     Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

8. OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities

                                      A14
     under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Employment Status. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3  No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this
     Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

 8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

 8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

     (a) require the participant (or the participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

     (b) deduct from any amount otherwise payable in cash to the participant (or the participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

     In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized

                                      A15
procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator's approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

   8.6.1  Effective  Date. This Plan is effective as of February 25,
          2004, the date of its approval by the Board (the "Effective Date"). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

    8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

   8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

   8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

    8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date occurs prior to such date of delivery.

                                      A16

8.8  Governing Law; Construction; Severability.

   8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

   8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

   8.8.3  Plan Construction.

           (a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

           (b) Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under
               Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based  Awards in Substitution  for Stock Options or Awards
     Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent

                                      A17
     with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

                                      A18

                                  Form of Proxy

                            NTN COMMUNICATIONS, INC.
                               5966 La Place Court
                                    Suite 100
                           Carlsbad, California 92008

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Darlene French-Porter and James B. Frakes, and each or either of them, with full power of substitution, as proxy holders to represent and vote, as designated on the reverse side, all shares of Common Stock of NTN Communications, Inc. (the "Company") held of record by the undersigned on March 8, 2004, at the Annual Meeting of stockholders to be held on April 23, 2004 and at any adjournments thereof.


                (Continued and to be signed on the reverse side)

                               [GRAPHIC OMITTED]

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                            NTN COMMUNICATIONS, INC.

                                 April 23, 2004

                               [GRAPHIC OMITTED]
              /~ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED /~

|X|     Please mark your
        votes as in this
        example.

                                 FOR election of all       WITHHOLD vote
                                 nominees                  from all
                                 Except as marked to       nominees listed
                                 the contrary

1.  Election of directors:
    01 Robert M. Bennett         |_|                       |_|
    02 Robert B. Clasen          |_|                       |_|
    03 Esther L. Rodriguez       |_|                       |_|

     (Instructions: To withhold authority to vote for any individual nominee, draw a line through such nominee's name in the list at left.)

                                                                                FOR      AGAINST    ABSTAIN
2.  Approval to adopt the NTN Communications, Inc. 2004 Performance             |_|      |_|        |_|
    Incentive Plan

3.  Ratification of appointment of KPMG LLP as independent accountants for      |_|      |_|        |_|
    fiscal year ending December 31, 2004

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting

Signature:_______________Signature if held jointly:_______________Dated____,2004

NOTE - Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized partner.